Prospectus supplement dated February 14, 2017
to the following prospectus(es):
The One Investor Annuity prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Board of Trustees of JPMorgan Insurance Trust (the "Trust") approved a plan to liquidate the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the "Portfolio") and liquidate the Portfolio.
Therefore, the following changes apply to the contract:
•	For contract owners that had allocations to the Portfolio as of November 25, 2016, at the close of business on May 17, 2017, the Portfolio will no longer be available to receive purchase payments.
•	The liquidation of the Portfolio is expected to occur on or about May 19, 2017 (the "Liquidation Date"). Prior to the Liquidation Date and pursuant to the terms of your contract, you may transfer your allocations from the Portfolio to any investment option available in your contract.
•	Any funds remaining in the Portfolio as of the Liquidation Date will be reallocated to the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class I (the "Acquiring Fund").
PRO-2772-6